THE USX CHINA FUND

TABLE OF CONTENTS		PROSPECTUS December 31, 2007 Managed By: Parr Financial Group, LLC 5100 Poplar Avenue, Suite 3117 Memphis, TN 38137

The Fund’s Investment Objective and
Principal Investment Strategy	2
Principal Risks of Investing in the Fund	3
Performance Information	5
Fees and Expenses of the Fund	7
Financial Highlights	8
Management	11
Administration	12
Investing in the Fund	13
Purchasing Shares	14
Redeeming Shares	18
Additional Information About Purchases and Redemptions	20
Distributions	21
Federal Taxes	21

This Prospectus includes important information about The USX China Fund (the “Fund”), a series of the Parr Family of Funds (the “Trust”), which you should know before investing. This Prospectus relates to two classes of shares (Class A shares and Class C shares), each currently offered by the Fund for purchase by all investors. Each class represents interests in the same portfolio of investments and has the same rights, but the classes differ with respect to sales loads and ongoing expenses. The decision as to whether Class A or Class C shares are more beneficial to you generally depends on your purchase amount and the length of time you expect to hold your investment. You should read the Prospectus and keep it for future reference. For questions or for Shareholder Services, please call 877.244.6235.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Fund’s Investment Objective and Principal Investment Strategy

The Fund’s investment objective is long-term growth of capital. The Fund’s investment objective may be changed without shareholder approval.

To meet its investment objective, the Fund normally invests over 80% of its assets in stocks issued by companies listed on the Halter USX China Index (the “Halter China Index”). While the Fund will invest primarily in equity securities included in the Halter China Index, the Fund is not an index fund and does not track the Halter China Index. The Fund’s investment adviser, Parr Financial Group, LLC (the “Adviser”), actively manages the Fund’s portfolio based on the Fund’s investment objective and strategy by primarily investing in stocks of companies listed on the Halter China Index. The Fund’s 80% investment policy may be changed without shareholder approval upon at least 60 days’ prior written notice to shareholders.

To determine which companies to invest in out of those in the Halter China Index, the Adviser:

•      Evaluates a number of fundamental factors and criteria for each company using the Adviser’s proprietary methodology to perform a “bottom up” analysis of the company;

•      Analyzes each company’s management team, products and market, current earnings and profits, and future earnings potential;

•      Uses proprietary mathematical formulas to determine an estimated value for each company’s stock based on a number of criteria including, without limitation, earnings multiples, growth rates, and earnings potential; and

•      Seeks to purchase stocks of companies that it believes are trading at significant discounts to their estimated long-term value.

The Halter USX China Index was created in 2003 by Halter Financial Group, Inc. (“Halter”), which selects the companies in the index. To be eligible for selection, a company must (i) have average market capitalization of more than $50 million for the preceding 40 days, (ii) be listed on a US exchange (e.g., the New York Stock Exchange (NYSE), American Stock Exchange (AMEX), or National Association of Securities Dealers Automated Quotation (NASDAQ) system), and (iii) conduct a majority of its business, as determined by Halter, within the People's Republic of China (“China”). In addition, Halter may consider other factors, including the size of the public float, liquidity and fundamentals of all existing and potential constituents. Halter reviews the component stocks of the Halter China Index on a monthly basis and makes adjustments on a quarterly basis at the discretion of its selection committee. Halter calculates the Halter China Index using a modified market-cap weighted methodology. Halter monitors and adjusts the Index for company additions and deletions, share changes (issuances or repurchases), stock splits, dividends, rights offerings and stock price adjustments due to restructurings or spinoffs.

The Adviser will adjust the weightings of the stocks in the Fund’s portfolio from time to time based on its proprietary models and analysis. The Adviser will generally sell stocks from the Fund’s Portfolio when the Adviser determines that they have limited or no long-term growth prospects, or when the Adviser believes other companies in the Halter China Index represent better opportunities.

While the Fund primarily invests in common stocks, the Fund may also invest in any other securities issued by companies included in the Halter China Index including, without limitation, preferred stock, convertible bonds, convertible preferred stock and warrants. In addition, the Fund may invest from time to time in securities of companies outside the Halter China Index, subject to the 80% investment requirement described above. While these purchases may be in publicly traded stocks, the Fund may also invest up to 15% of its assets (determined at the time of purchase) through purchases of privately-offered securities of publicly traded companies located or doing business primarily in China. In connection with some of these private purchases, the Fund may also receive warrants, which are options to purchase additional stock of the company at a particular price under conditions set forth in the terms of the warrant.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Non-Diversified Fund. The Fund is a “non-diversified” investment company. Many mutual funds elect to be “diversified” funds that, as to 75% of their assets, cannot invest more than 5% of their assets in any one security at any given time. A non-diversified fund is not subject to this limitation, and so it may hold a relatively small number of securities in its portfolio. Even a non-diversified fund has to have some diversification for tax purposes. In order to deduct dividends distributed to shareholders under the tax code, mutual funds are required, at the end of each quarter of the taxable year, to have (i) at least 50% of the market value of the Fund’s total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, limited with respect to any one issuer limited for the purposes of this calculation to an amount not greater than (A) 5% of the value of the Fund’s total assets or (B) 10% of the outstanding voting securities of the issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). As a non-diversified investment company, the Fund may hold a small number of equity securities, but in no event fewer than 12, which is the minimum number of companies a non-diversified investment company regulated under the Investment Company Act of 1940 (the “1940 Act”) may invest in.

Portfolio Turnover. Although the Fund’s strategy emphasizes longer-term investments that typically result in portfolio turnover less than 50%, the Fund may, from time to time, have a higher portfolio turnover when the Adviser’s implementation of the Fund’s investment strategy or a temporary defensive position results in frequent trading. Since the Fund’s trades cost the Fund a brokerage commission, high portfolio turnover may have a significant adverse impact on the Fund’s performance. In addition, because sales of securities in the Fund’s portfolio may result in taxable gain or loss, high portfolio turnover may result in significant tax consequences for shareholders.

“Portfolio Turnover” is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. In general, higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.

Additional Information About the Fund’s Investment Objective and Strategy. An investment in the Fund should not be considered a complete investment program. Your investment needs will depend largely on your financial resources and individual investment goals and objectives, and you should consult with your financial professional before making an investment in the Fund.

Additional Information About the Halter China Index. The Halter China Index is owned by USX, Inc. (“USX”), which is a wholly-owned subsidiary of Halter. USX’s only relationship to the Fund and the Trust is USX’s licensing of certain USX trademarks, trade names and indexes, which are composed by USX independently of the Trust, the Fund, the Adviser or any investor. For more information regarding the Halter China Index, see http://www.usxchinaindex.com.

Principal Risks of Investing in the Fund

All investments carry risks, and investment in the Fund is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in the Fund. To help you understand the risks of investing in the Fund, the principal risks of an investment in the Fund are generally set forth below:

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Geographic concentration in China - The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the China market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. China’s central government has historically exercised substantial control over the Chinese economy through administrative regulation and/or state ownership. Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which the Fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, including those from Taiwan and North Korea, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.

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Government relationships risk - While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If the Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the Fund will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

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Foreign exposure risk - Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile.

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Small company risk - From time to time, the Fund may be substantially invested in stocks of smaller companies. Stocks of smaller companies may have more risks than those of larger companies. In general, smaller companies have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile than those of larger companies.

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Management style risk - Different styles of management tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the Fund intends to invest in value-oriented stocks (stocks that the Adviser believes are undervalued), the Fund’s performance may at times be better or worse than the performance of similar funds that focus on other types of stocks (e.g., “growth” stocks selected for growth potential), or that have a broader investment style.

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Business and sector risk - From time to time, a particular set of circumstances may affect a particular industry or certain companies within an industry, while having little or no impact on other industries or other companies within the industry. For instance, economic or market factors; regulation or deregulation; and technological or other developments may negatively impact all companies in a particular industry. To the extent the Fund invests heavily in a particular industry that experiences such a negative impact, the Fund’s portfolio will be adversely affected.

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Non-diversified fund risk - In general, a non-diversified fund may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

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Interest rate risk - Increases in interest rates typically lower the present value of a company’s future earnings stream. Since the market price of a stock changes continuously based upon investors’ collective perceptions of future earnings, stock prices will generally decline when investors anticipate or experience rising interest rates.

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Issuer risk - The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

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New adviser risk - The Adviser is a newly-formed registered investment adviser and, although the Adviser’s principal and sole portfolio manager, Stephen L. Parr (“Parr”), has been a portfolio manager for the Fund since its inception (Mr. Parr was previously with the Fund’s prior investment adviser, Pope Asset Management, LLC (“Pope”), he does not have previous experience running a registered investment adviser. Accordingly, investors in the Fund bear the risk that the Adviser’s inexperience managing a firm may limit its effectiveness. Mr. Parr ‘s experience is discussed in the Management section of this Prospectus.

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Private investments risk - The Fund’s private investments in public companies (including, without limitation, any warrants held by the Fund) will be subject to a number of risks because the securities may be illiquid securities, restricted securities (subject to restrictions on resale for one year) or warrants. These types securities are subject to risks of potential delays in resale and uncertainty in valuation. The Fund values these types of securities using its fair value procedures (described below) but there can be no assurance that (i) the Fund will determine fair value of these types of securities accurately; or (ii) that the Fund would be able to sell these types of securities for the fair value determined by the Fund.

Performance Information

The bar chart shown below provides an indication of the risks of investing in the Fund by showing (on a calendar year basis) changes in the Fund’s Class C shares’ performance from year to year. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

•	During the 1-year period shown in the bar chart, the highest return for a calendar quarter was 21.46% (quarter ended December 31, 2006).

•	During the 1-year period shown in the bar chart, the lowest return for a calendar quarter was (7.05)% (quarter ended June 30, 2006).

•	The year-to-date return of the Fund as of the most recent calendar quarter was 20.34% (quarter ended June 30, 2007).

•	The Contingent Deferred Sales Charge (load) is not reflected in the chart above. If this charge was reflected, the returns would have be less than those shown.

The table shown below provides an indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for one year and since inception compare to those of a broad-based securities market index. After tax returns are shown for only for the Class C Shares. After tax returns for Class A Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns For The Periods Ended December 31, 2006	Past 1 Year	Since Inception*
Class A Shares** Before taxes	35.39%	25.97%
Class C Shares** Before taxes After taxes on distributions After taxes on distributions and sale of shares	34.70% 34.70% 22.55%	22.01% 22.01% 18.84%
S&P 500 Total Return Index***	15.79%	14.25%

* Class A Shares commenced operations on September 23, 2005. Class C Shares commenced operations on July 1, 2005. The Since Inception return for the S&P 500 Total Return Index is based upon the inception date of the Class C shares.

** The Contingent Deferred Sales Charges (loads) are not reflected in the table above. It these charges were reflected, the returns would have be less than those shown. The maximum sales charge (load) is reflected in the table above for the Class A Shares.

*** The S&P 500 Total Return Index by Standard and Poor’s Corp. is a capitalization weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. This index does not have an investment advisor and does not pay any commissions, expenses, or taxes. If this index did pay commissions, expenses, or taxes, its returns would be lower.

Fees and Expenses of the Fund

The following tables are designed to help you understand the expenses paid by shareholders in the Fund. Actual expenses may be different from those shown. These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

	Class A shares	Class C shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%[1]	None
Contingent Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	0.50%[2]	1.00%[2]
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fees (as a % of amount redeemed)	None	None
Exchange Fees	None	None

Annual Fund Operating Expenses (expenses that are deducted from assets)

	Class A shares	Class C shares
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	1.31%[3]	1.61%[3]
Total Annual Fund Operating Expenses	2.81%[4]	3.86%[4]
Less: Fee Waivers and Expense Reimbursement	(0.62)%	(0.85)%
Net Annual Fund Operating Expenses	2.19%[4]	3.01%[4]

1      The sales load for Class A share purchases is reduced for purchases of $100,000 or more and is waived for purchases by trustees and officers of the Fund, clients of the Adviser, employees of the Adviser (and members of their immediate families), and persons investing $3 million or more.

2     Class C shareholders pay a 1.00% contingent deferred sales charge (“CDSC”) if shares are redeemed within one year of purchase. Class A shareholders pay a 0.50% CDSC if Class A share purchases exceeding $3 million are redeemed within one year of purchase.

3      “ Other Expenses” are based upon actual expenses incurred by the Fund for the fiscal year ended April 30, 2007. Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments during the most recent fiscal year in investment companies and other pooled investment vehicles. Such fees and expenses have been included under the subcaption “Other Expenses” since they were less then 0.01% during the most recent fiscal year.

4      The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under the Rule 12b-1 Plan) for the fiscal year ending April 30, 2008. As a result, the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, sales loads, brokerage fees and commissions and extraordinary expenses) will be limited to 2.25% of average daily net assets of the Fund for Class A shares and 3.00% of average daily net assets of the Fund for Class C shares as indicated in the table. It is expected that the Expense Limitation Agreement will continue from year-to-year, provided such continuance is approved by the Board of Trustees of the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year*	3 years	5 years	10 years
Class A shares	$662	$1,226	$1,815	$3,404
Class C shares	$406	$1,202	$1,915	$4,034

You would pay the following expenses if you did not redeem your shares:

	1 year*	3 years	5 years	10 years
Class A shares	$662	$1,226	$1,815	$3,404
Class C shares	$304	$1,202	$1,915	$4,034

* The CDSC is not included in these calculations. If the CDSC were included, your costs would be higher.

Financial Highlights

The financial highlights tables on the next page are intended to help you understand the Fund's financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial data in the tables have been derived from audited financial statements of the Funds. The financial data in the tables has been audited by Cohen Fund Audit Services, Ltd. (f.k.a. Cohen McCurdy, Ltd.), an independent registered public accounting firm, whose reports covering such periods are incorporated by reference into the Fund’s Statement of Additional Information (“SAI”). This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also incorporated by reference into the SAI, a copy of which may be obtained at no charge by calling the Fund. Further information about the performance of the Funds is contained in the Annual Report and Semi-annual Report of the Fund, copies of which may also be obtained at no charge by calling the Fund at 877-244-6235.

	Class A *

		For the Period
	For the Year Ended	September 23, 2005 to
	April 30, 2007	April 30, 2006

Net Asset Value, Beginning of Period	$12.03	$10.10

Income from Investment Operations:
Net investment income (loss) (a)	(0.15)	0.01
Net realized and unrealized gain on investments	2.80	1.92
Total from investment operations	2.65	1.93
Distributions:
From net realized capital gain	(0.06)	-
Total distributions	(0.06)	-

Net Asset Value, End of Period	$14.62	$12.03

Total Return	22.09%	19.11%	[b]

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$32,054	$11,409

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.80%	9.46%	[1]
After fees waived and expenses absorbed	2.18%	1.99%	[1]

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.80)%	(7.38)%	[1]
After fees waived and expenses absorbed	(1.18)%	0.09%	[1]

Portfolio turnover rate	40.84%	14.52%

	Class C **

		For the Period
	For the Year Ended	July 1, 2005 to
	April 30, 2007	April 30, 2006

Net Asset Value, Beginning of Period	$12.01	$10.00

Income from Investment Operations:
Net investment loss (a)	(0.26)	(0.10)
Net realized and unrealized gain on investments	2.80	2.11
Total from investment operations	2.54	2.01

Paid in Capital from CDC fees	0.04	-

Net Asset Value, End of Period	$14.59	$12.01

Total Return	21.48%	20.10%	[b]

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$909	$202

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.85%	7.94%	[1]
After fees waived and expenses absorbed	3.00%	1.67%	[1]

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(2.89)%	(7.40)%	[1]
After fees waived and expenses absorbed	(2.04)%	(1.12)%	[1]

Portfolio turnover rate	40.84%	14.52%

(a) Per share amounts were calculated using the average shares method.
(b) Aggregate total return, not annualized.
[1] Annualized.
* The USX China Fund Class A commenced operations on September 23, 2005.
** The USX China Fund Class C commenced operations on July 1, 2005.

Management

Investment Adviser. Parr Financial Group, LLC serves as the Fund’s investment adviser that manages the investments in the Fund’s portfolio. The Adviser’s principal office is located at 5100 Poplar Avenue, Suite 3117, Memphis, Tennessee 38137. The Adviser was formed in July 2007 and, currently, the Fund is its only client.

The Adviser became the investment adviser for the Fund on August 1, 2007 pursuant to an Interim Investment Advisory Agreement. That agreement was superseded by a new Investment Advisory Agreement (“Advisory Agreement”) that was approved by the Trustees on July 30, 2007 and by the Shareholders of the Fund at a meeting held on November 2, 2007. Under the Investment Advisory Agreement, the Adviser receives the same management fee as the Fund’s previous adviser, Pope. The initial term of the Advisory Agreement will be two years, after which the Advisory Agreement will be renewed on an annual basis subject to appropriate review and approval by the Trustees.

Under the terms of the Advisory Agreement, the Adviser selects the securities and manages the investments for the Fund, subject to the oversight of the Trust’s Board of Trustees (the “Trustees”).

As compensation for the investment advisory services provided the Fund, the Fund pays the Adviser a monthly fee based on an annualized rate of 1.25% of the average daily net asset value of the Fund. During the Fund’s fiscal year ended April 30, 2007, the advisory fee paid to Pope (the prior investment advisor for the Fund), as a percentage of the average net assets was 0.62%.

The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses,” as indicated in the fee table on page 5. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees.

A discussion regarding the basis for the Trustees approving any investment advisory agreement of the Fund is available in the Fund’s Annual Report to shareholders for the fiscal year ended April 30, 2007 and will be available in the Fund’s subsequent annual or semi-annual shareholder reports, as applicable. You may obtain a copy of the Annual Report and subsequent annual and semi-annual shareholder reports, without charge, upon request to the Fund.

The Adviser was founded and is controlled by Stephen L. Parr. Mr. Parr is the managing member of the Adviser and has served in that capacity since its founding. Mr. Parr also serves as the portfolio manager for the Adviser. In addition, he serves as a Trustee of the Trust and the President and sole portfolio manager for the Fund. Prior to joining the Adviser, Mr. Parr was a macro economic and portfolio analyst for Pope from 2002 through 2007 and during that time served as a portfolio manager for the Fund.  From 1977 through 1995, he worked as a vice-president and international specialist at Goldman Sachs performing portfolio management for individuals.  From 1995 to 2005, Mr. Parr has provided financial and strategic advice to a number of private and public companies as an independent consultant. Mr. Parr is originally from Little Rock, Arkansas, and attended Vanderbilt University on a football scholarship, majoring in East Asian history, where he graduated in 1975 with a B.A. in East Asian History and Finance. He received an M.B.A. from Emory University in 1977, with a concentration in Finance. Mr. Parr has been a portfolio manager for the Fund since the Fund’s inception.

The SAI provides additional information about Mr. Parr’s compensation, other accounts he manages and his ownership of securities in the Fund.

Board of Trustees. The Fund is a series of the Parr Family of Funds, an open-end management investment company organized as a Delaware statutory trust on February 25, 2005. The Board of Trustees of the Trust supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund’s business affairs.

Administration

Custodian. Fifth Third Bank (the “Custodian”) serves as the custodian of the Fund’s securities.

Fund Administration and Distribution. Matrix Capital Group, Inc. (“Matrix”) serves as the Fund’s administrator providing the Fund with administrative, accounting and compliance services. In addition, Matrix serves as the transfer agent and dividend-disbursing agent of the Fund. As indicated below under the caption “Investing in the Fund,” Matrix will handle your orders to purchase and redeem Shares of the Fund, and will disburse dividends paid by the Fund.

Distribution of Shares. Matrix also serves as the Fund’ principal underwriter. Matrix may sell the Fund’s Shares to or through qualified securities dealers or other approved entities. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (“Distribution Plan”) under the 1940 Act. The Distribution Plan provides that the Fund may compensate or reimburse Matrix for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Fund’s Shares (this compensation is commonly referred to as “12b-1 fees”). Sales charges (including without limitation, sales loads, CDSCs and 12b-1 fees) may be paid to broker-dealers, banks and any other financial intermediary eligible to receive such fees for sales of Fund shares and for services provided to shareholders. Matrix may also retain a portion of these fees as the Fund’s distributor. Pursuant to the Distribution Plan, the Fund may annually pay Matrix up to 0.25% of the average daily net assets attributable to the Class A shares and up to 1.00% of the average daily net assets attributable to the Class C shares. The 0.25% fee for the Class A shares is a service fee. The 1.00% fee for the Class B shares is comprised of a 0.25% service fee and a 0.75% distribution fee. Because 12b-1 fee are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund offers two classes of shares (Class A shares and C shares), each of which is available for purchase by all investors. Each class represents interests in the same portfolio of investments and has the same rights, but the classes differ with respect to sales loads and expenses to which they are subject. The decision as to whether Class A or Class C shares are more beneficial to you generally depends on the amount and intended length of time of your investment.

Certain Expenses. In addition to the 12b-1 fees and the investment advisory fees, the Fund pays all expenses not assumed by the Adviser, including, without limitation, the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Investing in the Fund

Minimum Initial Investment. The Fund’s Shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Adviser and any other institutional investor or any broker-dealer authorized to sell Shares in the Fund. The minimum initial investment for the Class A or Class C shares of the Fund is generally $2,500 for regular accounts and $1,000 for IRA accounts. The Fund may, at the Adviser’s sole discretion, accept accounts with less than the minimum investment.

Determining the Fund’s Net Asset Value. The price at which you purchase or redeem Shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount. The Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding Shares of the Fund. The net asset value per Share of the Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. The Fund does not calculate net asset value on business holidays when the NYSE is closed.

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of the Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. The Fund normally uses pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation; or (iv) the security or warrant is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale.

Pursuant to policies adopted by the Trustees, the Adviser is responsible for notifying the Trustees (or the Trust’s Fair Value Committee (“Fair Value Committee”)) when it believes that fair value pricing is required for a particular security. The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using the Fund’s normal pricing procedures. The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures. The Trustees monitor and evaluate the Fund’s use of fair value pricing.

As discussed above, the Fund may invest in restricted securities and warrants (“Restricted Securities”) through purchases of privately-offered securities of publicly traded companies located or doing business primarily in China. In connection with these investments, the Trust has adopted additional policies for the valuation of these Restricted Securities as part of the Fund’s Pricing Policies and Procedures (the “Fair Value Pricing Instructions”). Under these Fair Value Pricing Instructions, the Adviser, subject to the oversight and approval of the Fair Value Committee, determines the fair value price of Restricted Securities on a daily basis using, among other things, factors and criteria established by the Trustees. These factors and criteria include, without limitation, the nature and duration of the restrictions on the disposition of the Restricted Security; market trading in the applicable company’s publicly traded stock (the “Reference Stock”); government and economic matters affecting China; and information regarding the applicable company and its business. Using the Fair Value Pricing Instructions, the Adviser seeks to determine the price that is representative of the amount that the Fund might reasonably expect to receive for the Restricted Securities upon their current sale. Since the fair value of these Restricted Securities is determined pursuant to policies approved by the Trustees rather then by use of market prices, shareholders may receive more or less proceeds or shares from redemptions or purchases than they would if market prices were available for the Restricted Securities.

Other Matters. Purchases and redemptions of Shares by the same shareholder on the same day will be netted for the Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission (“SEC”) or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

Purchasing Shares

Opening a New Account. To open an account with the Fund, take the following steps:

1. Complete the enclosed Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, your purchase will be invested in Class A shares. The application must contain your name, date of birth, address, and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

2. Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars. For regular mail orders, mail your completed application along with your check or money order made payable to the “The USX China Fund” to:

Parr Family of Funds
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, 2nd Floor
Willow Grove, Pennsylvania 19090-1904

If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted. The Fund will charge the prospective investor a $20 fee for cancelled checks and may redeem Shares of the Fund already owned by the prospective investor or another identically registered account for such fee. The prospective investor will also be responsible for any losses or expenses incurred by the Fund or the Administrator in connection with any cancelled check.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call 877.244.6235, before wiring funds, to advise the Fund of the investment, dollar amount, and the account identification number. Additionally, please have your financial institution use the following wire instructions:

Fifth Third Bank
ABA# 042000314
Acct # 992-04432
For the account of: The USX China Fund
For further credit to (shareholder name and Fund account number)

Additional Investments. You may add to your account by mail or wire at any time by purchasing Shares at the then current public offering price. The minimum additional investment for any account of Class A or Class C shares in the Fund is $250, except under the automatic investment plan discussed below. Before adding funds by bank wire, please call the Fund at 877.244.6235 and follow the above directions for bank wire purchases. Please note that in most circumstances, there will be a bank charge for wire purchases. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment. The Fund may, at the Adviser’s sole discretion, accept additional investments for less than the minimum additional investment.

Automatic Investment Plan. Shareholders who have met the Fund’s minimum investment criteria may participate in the Fund’s automatic investment plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in Class A or Class C shares through automatic charges to shareholders’ checking account. With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified ($100 minimum for each of Class A or Class C shares of the Fund), which will automatically be invested in the type of shares that the shareholder holds in his or her account (Class A or Class C shares), at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by notifying the Fund in writing.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. The Fund may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. In addition, if after opening the investor’s account, the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If the Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

Other Information. In connection with all purchases of Fund Shares, we observe the following policies and procedures:

•
We price direct purchases based on the next public offering price (net asset value) computed after your order is received. Direct purchase orders received by Matrix as the Fund’s transfer agent by the close of the regular session of the NYSE (generally 4:00 p.m., Eastern time) are confirmed at that day's public offering price. Purchase orders received by dealers prior to the close of the regular session of the NYSE on any business day and transmitted to Matrix on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

•	We do not accept third party checks for any investments.
•	We may open accounts for less than the minimum investment or change minimum investment requirements at any time.
•	We may refuse to accept any purchase request for any reason or no reason.
•	We mail you confirmations of all your purchases or redemptions of Fund Shares.
•	Certificates representing Shares are not issued.

Choosing a Share Class. The Fund offers two classes of shares (Class A shares and C shares), each of which is available for purchase by all investors. Each class represents interests in the same portfolio of investments and has the same rights, but the classes differ with respect to sales loads and ongoing expenses. The decision as to whether Class A or Class C shares are more beneficial to you generally depends on your purchase amount, the length of time you expect to hold your investment and the sales charges and total operating expenses associated with each class.

Class A shares generally have an initial sales load, but are subject to lower ongoing expenses than Class C shares. Class C shares are sold without any initial sales load so the entire purchase price is immediately invested in the Fund, but Class C shares are subject to higher ongoing expenses than Class A shares. Since the entire amount of the purchase price of Class C shares is immediately invested in the Fund, any investment return on Class C shares may partially or wholly offset the higher annual expenses of Class C shares over the short term. However, there can be no assurance that this would be the case, since the Fund’s future returns cannot be predicted. In addition, you should consider the effect of the CDSC applicable to Class C shares and certain redemptions of Class A shares, depending on the length of time you expect to hold your investment in the Fund.

Each investor’s considerations are different. You should speak with your financial representative or broker-dealer to help you decide which class of shares is best for you. Set forth below is a brief description of each class of shares offered by the Fund.

Class A Shares. Class A shares are sold at net asset value plus an initial sales load. The sales load is deducted from the amount you invest. The sales load for Class A shares is reduced for purchases of $100,000 or more, as shown in the chart below.

	Sales load as a % of:		Dealer Reallowance as % of
Amount of Investment	Public Offering Price*	Net Amount Invested	Public Offering Price*
Less than $100,000	4.50%	4.71%	4.50%
$100,000 but less than $250,000	3.50%	3.63%	3.50%
$250,000 but less than $500,000	3.00%	3.09%	3.00%
$500,000 but less than $1 million	2.00%	2.04%	2.00%
$1 million but less than $3 million	1.00%	1.01%	1.00%
$3 million or more	0.00%**	0.00%**	See below

*     “Public Offering Price” is the net asset value at the time of purchase plus the front-end sales load. In general, the broker-dealer reallowance on sales of Class A shares will equal the amount of the Sales Load as a % of Public Offering Price described in this table.
**   No sales load is paid at the time of purchase for investments of $3 million or more. A CDSC of 0.50% may be imposed on such investments in the event of redemption within 12 months of purchase.

Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the Fund’s average daily net assets allocable to Class A shares.

Broker-Dealer Reallowances and Commissions. The broker-dealer reallowance for purchases of Class A shares under $3 million is described in the chart above. For initial purchases of Class A shares of the Fund of $3 million or more, a broker-dealer’s commission (equal to 0.50% of such purchases over $3 million) may be paid by the Adviser to participating unaffiliated broker-dealers through whom such purchases are effected. No commission will be paid if the purchase represents the reinvestment of a redemption from the Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a CDSC if the broker-dealer’s commission described in this paragraph was paid in connection with the purchase of such shares. See “CDSC for Certain Purchases of Class A shares” below.

Under certain circumstances, the Distributor may increase or decrease the reallowance to broker-dealers. The Distributor receives that portion of the initial sales load which is not reallowed to the brokers who sell shares of the Fund. The Distributor retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Reduced Sales Loads. Front-end sales loads on purchases of Class A shares may be reduced under the “Right of Accumulation” or under a “Letter of Intent.” To receive a reduced sales load, you must inform your broker-dealer or the Fund at the time you purchase shares that you qualify for such a reduction. If you do not let your broker-dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

You may use the “Right of Accumulation” to reduce your sales load. Under the “Right of Accumulation,” you may combine the current net asset value of your existing Class A shares of the Fund with the amount of any current purchases in order to take advantage of the reduced sales loads in the table above.

Purchases made pursuant to a “Letter of Intent” may also be eligible for the reduced sales loads. In a Letter of Intent, the investor expresses his or her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor’s periodic investments the reduced sales load that would apply to the total amount stated in the Letter of Intent. The minimum initial investment under a Letter of Intent is $100,000. If not stated otherwise in the Letter of Intent, the amount of shares you purchase in the Fund during the thirteen (13) months following the signing of the Letter of Intent qualify for the reduced sales load. The reduced sales load will not apply to purchases in the Fund made more than 90 days prior to the signing of the Letter of Intent. During the term of your Letter of Intent, the Transfer Agent will hold in escrow shares representing the highest applicable sales load for the Fund each time you make a purchase. Any shares you redeem during that period will count against your total amount stated in your Letter of Intent. If, by the end of the term of the Letter of Intent, you have purchased all the shares you committed to purchase in the Letter of Intent, the escrowed shares will be released to you. If you have not purchased all the shares you committed to purchase in the Letter of Intent, your escrowed shares will be redeemed in an amount equal to the sales load that would apply if you had purchased the actual amount in your account all at once. Any escrowed shares not needed to satisfy that sales load would be released to you.

Shareholders may include the value of certain related accounts, including accounts held by their spouse and children under the age of 21, family trust accounts of the investor and other accounts held by the investor to determine the applicable sales load and for purposes of the Right of Accumulation and Letter of Intent privileges. These privileges apply even if your related accounts are opened at different brokerage firms, so it is important to let your broker-dealer(s) or the Transfer Agent know about all your accounts that may be combined. To verify eligibility for a reduced sales load, your broker-dealer or the Fund may require that you submit copies of account statements to substantiate requests for Right of Accumulation and Letter of Intent privileges.

In addition to the Right of Accumulation and Letters of Intent, Class A shares are offered at net asset value without a sales load to the following types of investors: trustees and officers of the Fund, clients of the Adviser, employees of the Adviser (and members of their immediate families) and the Adviser and certain service providers of the Fund. As explained above, there also is no sales load at the time of purchase on investments of $3 million or more in the Fund, but such purchases may be subject to a CDSC of 0.50% in the event of redemption within 12 months of purchase. See “CDSC for Certain Purchases of Class A Shares” below.

CDSC for Certain Purchases of Class A Shares. A CDSC is imposed upon certain redemptions of Class A shares purchased at net asset value in amounts totaling $3 million if the dealer’s commission described above was paid by the underwriter and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to 0.50% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed; or (2) the net asset value of such shares at the time of redemption. If your purchase of Class A shares is subject to the CDSC, you will be so notified on the confirmation you receive for such purchase. A CDSC will not be imposed upon redemptions of Class A shares held for more than one year.

Class C shares. Class C shares are sold at net asset value without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Fund. A CDSC of 1.00% will be imposed on redemptions of Class C shares made within one year of their purchase. The CDSC will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the net asset value at the time of purchase of the Class C shares being redeemed. A CDSC will not be imposed upon redemptions of Class C shares held for more than one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund’s average daily net assets allocable to Class C shares. The Distributor pays 12b-1 fees monthly.

Additional Information about Sales Charges. The Fund does not have a web site, but you may contact the Fund at 877.244.6235 if you have questions or would like more information about the Fund’s sales charges.

Redeeming Shares

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

Parr Family of Funds
c/o Matrix Capital Group, Inc.
630 Fitzwatertown Road
Building A, 2nd floor
Willow Grove, Pennsylvania 19090-1904

Regular mail redemption requests should include the following:

(1)
Your letter of instruction specifying the Fund, account number and number of Shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and

(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased Shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 10 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions. Unless you specifically decline the telephone transaction privileges on your account application, you may redeem Shares of the Fund by calling 877.244.6235; provided that you confirm your telephone instructions later in writing. The Fund may rely upon confirmation of redemption requests transmitted via facsimile (Fax# 215.830.8995). The confirmation instructions must include the following:

(1)	Name of Fund;
(2)	Shareholder name(s) and account number;
(3)	Number of Shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption funds to the shareholder; and
(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above. You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). The Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of Shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. The Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided that the Fund follows reasonable procedures to insure instructions are genuine.

Minimum Account Size. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above). The Fund will notify you if your account falls below the required minimum. If your account is not increased to the required level after a thirty (30) day cure period then the Fund may, at its discretion, liquidate the account.

Redemptions In Kind. The Fund does not intend, under normal circumstances, to redeem its Shares by payment in kind. However, the Fund reserves the right to meet redemption requests by payment in kind where it believes it is in the best interest of the Fund and the remaining shareholders. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold.

Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Other Information about Contingent Deferred Sales Charges. If, within the first year of purchase, you redeem (i) Class A share purchases of more than $3 million; or (ii) Class C shares, you may be subject to a CDSC as described above under “Fees and Expenses of the Fund” and “Purchasing Shares - Choosing a Share Class”. Shares acquired through the reinvestment of dividends or distributions of capital gains will not be subject to a CDSC. To determine if the CDSC applies to a redemption, the Fund redeems Shares in the following order: (i) Shares acquired by reinvestment of dividends and capital gains distributions; and then (ii) Shares held for the longest period.

The Fund will waive the CDSC if requested in the following circumstances:

•
Redemption upon the death or permanent disability of the shareholder if made within one year of the death or the initial determination of permanent disability. The waiver is available only for Shares held at the time of death or initial determination of permanent disability.

•	Mandatory distributions from a tax-deferred retirement plan or IRA.

If you wish to request that the CDSC be waived for one of the reasons stated above, contact your financial representative, broker-dealer or the Fund. Such waiver requests must be made at the time of redemption.

Additional Information About Purchases and Redemptions

Purchases through Securities Firms. The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of the Fund. In addition, orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, accepts the order. Orders will be priced at the next calculation of the Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders. Investors may also be charged a fee by a broker or agent if Shares are purchased through a broker or agent.

Telephone Purchases by Securities Firms. Brokerage firms that are Financial Industry Regulatory Authority, Inc. (“FINRA”) members may telephone Matrix at 877.244.6235 and buy Shares for investors who have investments in the Fund through the brokerage firm’s account with the Fund. By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund nor Matrix shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, the Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if Matrix fails to follow these established procedures, it may be liable. The Fund may modify or terminate these telephone privileges at any time.

Disruptive Trading and Market Timing. The Fund is not intended for or suitable for market timers, and market timers are discouraged from becoming investors. The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if the Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading (“Disruptive Trading”) which can have harmful effects for other shareholders. These risks and harmful effects include:

o
an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

o	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

You should note that, because the Fund invests primarily in securities of foreign companies that are traded on U.S. exchanges, the Fund may be more susceptible to market timing than mutual funds investing primarily in U.S. companies.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, the Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading. In general, each Fund considers frequent roundtrip transactions in a shareholder account to constitute Disruptive Trading. A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, Shares within 30 days. While there is no specific limit on roundtrip transactions, the Fund reserves the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where the Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in the Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, the Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and the Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. The Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading.

Notwithstanding the foregoing, the Fund may also take action if a shareholder’s trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by the Fund, even if applicable Shares are held longer than 30 days. In addition, the Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement. The Fund also imposes an initial sales load and a CDSC on certain Shares, each of which has the effect of discouraging Disruptive Trading in Fund Shares.

The Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Disclosure of Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available from the Fund or on the SEC’s web site, www.sec.gov.

Distributions

The Fund distributes its net investment income and net realized long and short-term capital gains to its shareholders at least annually, usually in December. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional Shares (or fractions thereof) of the Fund.

Federal Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional information appears in the SAI. Shareholders should rely on their own tax advisers for advice about the particular federal, state, and local tax consequences of investing in the Fund.

Shareholders may elect to take dividends from net investment income or capital gain distributions, if any, in cash or reinvest them in additional Fund Shares. Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund Shares. Distributions may be subject to state and local taxes, as well as federal taxes.

Taxability of Distributions
The table to the right can provide a guide for your potential tax liability when selling Fund Shares (unless you are a corporation).	Type of distribution Income dividends	Tax rate for 15% bracket Long Term Capital Gains Rate	Tax rate for 25% bracket or above Long Term Capital Gains Rate
“Short-term capital gains” applies to fund shares sold up to 12 months after buying them. “Long-term capital gains” applies to shares held for more than 12 months.	Short-term capital gains Long-term capital gains	Ordinary Income Rate 5%	Ordinary Income Rate 15%

Shareholders should consult with their own tax advisers to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

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PARR FAMILY OF FUNDS

PRIVACY POLICY DISCLOSURE NOTICE

We appreciate your decision to invest in The USX China Fund, a series of shares of the Parr Family of Funds (the “Fund”), and we want you to know that your privacy is of utmost importance to us. The following is a description of the Fund’s policy regarding disclosure of nonpublic personal information.

We collect nonpublic personal information as follows:

•
We collect information about you, including, but not limited to, your name, address, telephone number, e-mail address, social security number and date of birth. We collect that information from applications, other forms or correspondence that we receive from you, and from personal conversations.

•	We receive information about your transactions with us, including, but not limited to, your account number, account balance, investment amounts, withdrawal amounts and other financial information.

We are permitted by law to disclose all of the nonpublic personal information we collect, as described above, to the Fund’s service providers, including the Fund’s distributor, transfer agent and custodian. We do not disclose any nonpublic information about our current or former shareholders to nonaffiliated third parties, except as required or permitted by law.

We restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

[This Page is Not Part of the Prospectus]

The USX China Fund

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Also, a SAI about the Fund has been filed with the Securities and Exchange Commission. The SAI (which is incorporated in its entirety by reference in this Prospectus) contains additional information about the Fund.

To request a free copy of the SAI, the Fund’s annual and semi-annual reports and other information about the Fund, or to make inquires about the Fund, write the Fund at The USX China Fund c/o Matrix Capital Group, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania, 19090-1904 or call the Fund at 877.244.6235. This Prospectus and other information about the Fund is available on the Fund’s website at www.theusxchinafund.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

Parr Family of Funds Investment Act File Number: 811-21726